SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 11, 2000



                         ELECTRONIC CLEARING HOUSE, INC.
             (Exact name of registrant as specified in its charter)



NEVADA                        0-15245             93-0946274
(State or other jurisdiction  (Commission         (IRS Employer
 of incorporation)             File Number)        Identification No.)



        28001 Dorothy Drive,    Agoura Hills, California            91301
        (Address of principal executive offices)                (Zip Code)



        Registrant's telephone number, including area code (818) 706-8999



          (Former name or former address, if changes since last report)





ITEM 5.   OTHER EVENTS

          On October 11, 2000, the Company filed a lawsuit against First Charter Bank ("FCB") due to FCB's failure to honor the terms of its processing agreement. The Company also terminated this agreement with FCB.




ITEM 7.   EXHIBITS


Exhibit
Number    Description of Document

 99.1     Press release issued and dated October 18, 2000.







                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                              ELECTRONIC CLEARING HOUSE, INC.
                                             (Registrant)




                              By   \s\Alice L. Cheung
                                Alice L. Cheung, Treasurer &
                                Chief Financial Officer



Dated:  October 18, 2000




                                                                   EXHIBIT 99.1





FOR IMMEDIATE RELEASE
October 18, 2000



                        ELECTRONIC CLEARING HOUSE, INC.
                  TERMINATES AGREEMENT WITH FIRST CHARTER BANK
                              AND INITIATES LAWSUIT

     Agoura Hills, Calif.-- Electronic Clearing House, Inc. (NASDAQ:ECHO) announced the termination of its processing agreement with First Charter Bank ("FCB"). ECHO took this action due to FCB's failure to honor the terms of the agreement, which is the basis for a lawsuit that ECHO filed on October 11, 2000.

     Merchants currently processing under the processing agreement with FCB have been contacted and will be electronically transferred to a processing arrangement with First Regional Bank, a bank ECHO has utilized to sponsor merchants for the past three years. No disruption in merchant processing services is anticipated and all merchant-requested transfers are expected to be completed by October 31, 2000.

     Electronic Clearing House, Inc. provides credit card processing, cash advance services, check guarantee, check verification, check conversion, inventory tracking and/or various Internet services to over 41,000 retail merchants and U-Haul dealers across the nation. ECHO also designs, develops and integrates software and point-of-sale hardware that is utilized as credit card processing terminals, automated money order dispensers, inventory tracking devices, and cash advance systems.

     To take advantage of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, you are hereby cautioned that this release contains forward-looking statements that are based upon current expectations and involve a number of risks and uncertainties. Actual operations and results may differ materially from those expressed in the forward-looking statements made by the Company.

#               #               #
Media Contact:
Donna Camras-Rehman, Corporate Secretary            URL:http://www.echo-inc.com
818-706-8999, ext. 3033                               E-Mail: corp@echo-inc.com
Agoura Hills, Calif.